UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2026 (April 2, 2026)

NEXSTAR MEDIA GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway Suite 700
Irving, Texas		75062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 373-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NXST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 2, 2026, Nexstar Media Inc. (the “Issuer”), a wholly owned subsidiary of Nexstar Media Group, Inc. (the “Company”), completed the issuance and sale of $1,725 million in aggregate principal amount of 7.250% Senior Notes due 2034 (the “Unsecured Notes”) in a private offering that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

The Unsecured Notes were issued pursuant to an indenture, dated as of April 2, 2026 (the “Unsecured Notes Indenture”), by and among the Issuer, the Company, Mission Broadcasting, Inc. (“Mission”), the other guarantors party thereto and Wilmington Trust, National Association, as trustee.

The Issuer used the proceeds from the offering of the Unsecured Notes to (i) fund the redemption of the Issuer’s 5.625% Senior Notes due 2027 and (ii) pay fees and expenses in connection with the foregoing.

The Unsecured Notes are guaranteed on a senior unsecured basis by the Company, Mission, any direct or indirect restricted subsidiary of Mission, and by certain of the Issuer’s existing and future restricted subsidiaries that guarantee the Issuer’s credit facilities. The Unsecured Notes and the related guarantees are senior obligations of the Issuer and the guarantors and rank equal in right of payment with all of the existing and future senior indebtedness of the Issuer and the guarantors.

The Unsecured Notes will mature on April 15, 2034. Interest on the Unsecured Notes accrues at a rate of 7.250% per annum, payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2026. The Issuer is obligated to make each interest payment to the holders of record of the Unsecured Notes on the immediately preceding April 1 and October 1.

The Issuer has the option to redeem all or a portion of the Unsecured Notes at any time prior to April 15, 2029 at a price equal to 100% of the aggregate principal amount of the Unsecured Notes redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date, plus a customary “make-whole” premium. At any time prior to April 15, 2029, the Issuer may also redeem up to 40% of the aggregate principal amount of the Unsecured Notes at a redemption price equal to 107.250% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, with the proceeds of certain equity offerings. At any time on or after April 15, 2029, the Issuer may redeem the Unsecured Notes, in whole or in part, at the applicable redemption prices set forth in the Unsecured Notes Indenture.

Upon the occurrence of a Change of Control Repurchase Event (as defined in the Unsecured Notes Indenture), each holder of the Unsecured Notes may require the Issuer to repurchase all or a portion of such Unsecured Notes in cash at a price equal to 101% of the aggregate principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The Unsecured Notes Indenture contains covenants that limit, among other things, the ability of the Issuer and its restricted subsidiaries to (1) incur additional debt, (2) pay dividends or make other distributions or repurchases or redeem its capital stock, (3) make certain investments, (4) create liens, (5) merge or consolidate with another company, (6) sell, transfer or otherwise dispose of all or substantially all assets, (7) enter into agreements that restrict the ability of the Issuer’s restricted subsidiaries to make distributions, loans or advances to the Issuer or other restricted subsidiaries and (8) prepay, redeem or repurchase certain indebtedness. These covenants are subject to a number of important exceptions and qualifications set forth in the Unsecured Notes Indenture.

The Unsecured Notes Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Unsecured Notes Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the applicable trustee or holders of at least 30% in principal amount of the then-outstanding Unsecured Notes of the applicable series may declare the principal of and accrued but unpaid interest on all such Unsecured Notes to be due and payable.

The Unsecured Notes were offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act, and, outside the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act. The Unsecured Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The foregoing description of the Unsecured Notes Indenture is qualified in its entirety by reference to the complete copy of the Unsecured Notes Indenture filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein. The related form of Unsecured Notes is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is otherwise incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of April 2, 2026, by and among Nexstar Media Inc., the guarantors party thereto, and Wilmington Trust, National Association, as trustee.
4.2	Form of 7.250% Senior Notes due 2034 (included as Exhibit A to Exhibit 4.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2026

NEXSTAR MEDIA GROUP, INC.

By: /s/ Lee Ann Gliha

Lee Ann Gliha
Chief Financial Officer
(Principal Financial Officer)